Exhibit 10.9

SECOND AMENDMENT TO
MASTER TIMBER MANAGEMENT AGREEMENT

(Western Operations)

THIS SECOND AMENDMENT (the “Amendment”) is dated as of the 9th day of February 2000 by and between HANCOCK NATURAL RESOURCE GROUP, INC., a Delaware corporation (hereinafter referred to as “HNRGI” or the “Client”), and OLYMPIC RESOURCE MANAGEMENT LLC, a Washington limited liability company (hereinafter referred to as “Manager”).  Capitalized terms not otherwise defined in this Amendment shall have the meanings given in the Master Timber Management Agreement (Western Operations) effective as of January 1, 1998, by and between Client and Manager, as amended by a First Amendment to Master Timber Management Agreement dated as of July 26, 1999, collectively the “Master Agreement.”

WHEREAS, the parties wish to further amend the Master Agreement with respect to matters from and after February 9, 2000, all as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.             Property Management Service Fee.  Exhibit 2A of the Master Agreement is hereby replaced by Exhibit 2A to this Amendment.  This replacement is effective as of February 9, 2000.

2.             Miscellaneous.  This Amendment and all exhibits and schedules hereto constitute an integral part of the Master Agreement.  Except as expressly amended by this Amendment, the Master Agreement shall remain in full force and effect.

CLIENT:		MANAGER:

HANCOCK NATURAL RESOURCE GROUP, INC.		OLYMPIC RESOURCE MANAGEMENT LLC

By:	/s/ Unreadable	By:	/s/ Gary F. Tucker

Its:	Vice President	Its:	President & CEO

Date:	5/4/00	Date:	April 14, 2000

EXHIBIT 2A
TO SECOND AMENDMENT
Property Management Service Fee

State	Property	Acreage (as of 2/9/2000)	Base Rate $/Acre Fee
California	MCCLOUD	39,208	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]

Oregon	COATES CREEK	6,406
Oregon	DEER CREEK	13,133
Oregon	HERSHEY	5,014
Oregon	NICOLAI	5,524
Oregon	PEBBLE CREEK	15,203
Oregon	SCAPPOSE	10,906
Oregon	ST. HELENS	4,734
Oregon	UMPQUA	19,297
Oregon	WILARK	7,774
Oregon	WILSON RIVER	13,372

Washington	GOLD BAR	6,076
Washington	MONROE	6,982
Washington	SKYKOMISH	6,330
Washington	WISHKAH	20,417

		180,376

Contract term for these properties:  three (3) years beginning 1/1/98 and ending on 12/31/2000.